Exhibit 10.3

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) dated as of the 30th day of April, 2013 (the “Effective Date”), is entered into by and between RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation (“Landlord”), and SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation (“Tenant”), relating to the premises located in the building (the “Building”) located in the Town of Bedford, County of Middlesex, Commonwealth of Massachusetts, commonly known as 22 Crosby Drive (the “Property”).

W I T N E S S E T H :

WHEREAS, Landlord, as landlord, and Tenant, as tenant, entered into that certain Lease bearing a Lease Reference Date of May 18, 2007, with respect to approximately 36,799 rentable square feet of space (the “Lease”);

WHEREAS, Landlord is the current owner of the Property and the current holder of the landlord’s interest under the Lease and Tenant is the current holder of the tenant’s interest under the Lease; and

WHEREAS, Landlord and Tenant desire to amend the Lease as more fully set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

Agreements

1.	Capitalized Terms. Each capitalized term appearing but not defined herein shall have the meaning, if any, ascribed to such term in the Lease.

2.	Recitals. The recitals above set forth are true and complete and are incorporated herein by reference.

3.	Amendments. As of the Effective Date, the Lease is hereby amended as follows:

a.	Landlord’s Address. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “LANDLORD’S ADDRESS” is defined is hereby amended to read in its entirety as follows:

LANDLORD’S ADDRESS:	c/o RREEF 4 Technology Drive Westborough, Massachusetts 01581

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b.	Rent Address. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT” is defined is hereby amended to read in its entirety as follows:

WIRE INSTRUCTIONS AND/OR ADDRESS FOR RENT PAYMENT:	RAR2-Crosby Corp Center QRS, Inc. 61.L46002-Crosby Corp. Ctr.-22 P.O. Box 9046 Addison, Texas 75001-9046

c.	Commencement Date. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “COMMENCEMENT DATE” is defined is hereby amended to read in its entirety as follows:

COMMENCEMENT DATE:	September 17, 2007.

d.	Term of Lease. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “TERM” is defined is hereby amended to read in its entirety as follows:

TERM:	Approximately seven (7) years, thirteen (13) days, beginning on the Commencement Date and ending on the Termination Date.

e.	Termination Date. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “TERMINATION DATE” is defined is hereby amended to read in its entirety as follows:

TERMINATION DATE:	September 30, 2014.

f.	Annual Rent and Monthly Installment of Rent. In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “ANNUAL RENT AND MONTHLY INSTALLMENT OF RENT” is defined is hereby amended by adding the following to the end thereof:

Period		Rentable Square	Annual Rent Per Square		Monthly Installment
From	Through	Footage	Foot	Annual Rent	of Rent
10/01/13	09/30/14	36,799	$22.50	$827,977.50	$68,998.13

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g.	Base Year (Expenses). In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “BASE YEAR (EXPENSES)” is defined is hereby amended to read in its entirety as follows:

BASE YEAR (EXPENSES):	Calendar Year 2013.

h.	Base Year (Taxes). In the section of the Lease entitled “Reference Pages,” the subsection thereof in which the term “BASE YEAR (TAXES)” is defined is hereby amended to read in its entirety as follows:

BASE YEAR (TAXES):	Fiscal Year 2013 (meaning, the twelve (12) month period commencing on July 1, 2012 and ending June 30, 2013).

i.

Access to Premises. Section 17.1 of the Lease is hereby amended by deleting the words “(but only during the last twelve (12) months of the Term in case of such tenants)” from the first (1st) sentence thereof.

j.	Option to Extend. The Lease is hereby amended by deleting (i) the defined term “Option to Extend” from the section of the Lease entitled “Reference Pages,” and (ii) Article 41 thereof in its entirety. Based on the foregoing, Tenant’s option to extend the Term of the Lease thereunder is hereby null, void and of no further force or effect.

k.	Termination Option. The Lease is hereby amended by deleting Article 42 thereof in its entirety. Based on the foregoing, Tenant’s Termination Option thereunder is hereby null, void and of no further force or effect.

l.	Expansion Rights. The Lease is hereby amended by deleting Article 43 thereof in its entirety. Based on the foregoing, Tenant’s expansion rights thereunder are hereby null, void and of no further force or effect.

4.	Miscellaneous. Tenant hereby acknowledges and agrees that (a) Landlord has no undischarged obligations under the Lease to perform any work or improvements to the Premises or to provide any tenant improvement allowance under the Lease (including, without limitation, with respect to the Landlord’s Work pursuant to Article 2 and Exhibit B of the Lease); (b) there are no known offsets or defenses that Tenant has against the full enforcement of the Lease by Landlord; (c) neither Landlord nor Tenant is in any respect in default under the Lease; and (d) Tenant has not assigned, transferred or hypothecated the Lease or any interest therein or subleased all or any portion of the Premises.

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5.	Brokers. Landlord and Tenant hereby represent and warrant to each other that neither has dealt with any real estate broker or agent in connection with the procurement of this Amendment except Cushman & Wakefield of Massachusetts, Inc. and Cresa Boston, whose commissions shall be paid by Landlord pursuant to separate agreements upon the completion and full execution of this Amendment, and not otherwise. Tenant shall indemnify and hold Landlord harmless from any costs, expense or liability (including costs of suit and reasonable attorneys’ fees) for any compensation, commission or fees claimed by any real estate broker or agent other than the aforementioned brokers in connection with the procurement of this Amendment because of any act or statement by Tenant. Landlord shall indemnify and hold Tenant harmless from any costs, expense or liability (including costs of suit and reasonable attorneys’ fees) for any compensation, commission or fees claimed by any real estate broker or agent other than the aforementioned brokers in connection with the procurement of this Amendment because of any act or statement by Landlord.

6.	Effective Date. The parties agree that this Amendment shall be effective from and after the Effective Date and not to any period of time prior thereto. To the extent this Amendment contains language which purports to amend the Lease with respect to periods of time prior to the Effective Date, such language is for clarification purposes only and shall not be deemed to change the obligations of the parties with respect thereto. In no event shall this Amendment be construed to impose any liability on Landlord for any period of time preceding its ownership of the Property.

7.	Option to Extend. Tenant has no remaining options to extend the Term of the Lease. Unless sooner terminated as expressly provided in the Lease, the Term of the Lease shall expire on September 30, 2014.

8.	Ratification of Lease Provisions. Except as otherwise expressly amended, modified and provided for in this Amendment, all of the provisions, covenants and conditions of the Lease are hereby ratified, and such provisions, covenants and conditions shall be deemed to be incorporated herein and made a part hereof and shall continue in full force and effect.

9.	Entire Amendment. This Amendment contains all the agreements of the parties with respect to the subject matter hereof and supersedes all prior dealings between the parties with respect to such subject matter.

10.	Authority. Landlord and Tenant each warrant to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment.

11.	Binding Amendment. This Amendment shall be binding upon, and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

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12.	Governing Law. This Amendment shall be governed by the law of the state in which the Property is located.

13.	Severability. If any clause or provision of this Amendment is or should ever be held to be illegal, invalid or unenforceable under any present or future law applicable to the terms hereof, then and in that event, it is the intention of the parties hereto that the remainder of this Amendment shall not be affected thereby, and that in lieu of each such clause or provision of this Amendment that is illegal, invalid or unenforceable, such clause or provision shall be judicially construed and interpreted to be as similar in substance and content to such illegal, invalid or unenforceable clause or provision, as the context thereof would reasonably suggest, so as to thereafter be legal, valid and enforceable.

14.	No Reservation. Submission of this Amendment for examination or signature is without prejudice and does not constitute a reservation, option or offer, and this Amendment shall not be effective until execution and delivery by all parties.

15.	Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment under seal as of the date and year first above written.

LANDLORD:

RAR2-CROSBY CORPORATE CENTER QRS, INC., a Maryland corporation

By:	RREEF America, LLC, a Delaware limited liability company, its Authorized Agent

	By:	/s/ David F. Crane
	Name:	David F. Crane
	Title:	Vice President

TENANT:

SOUNDBITE COMMUNICATIONS, INC., a Delaware corporation

By:	/s/ Robert C. Leahy
Name:	Robert C. Leahy
Title:	COO & CFO

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